Exhibit 99.1

Infleqtion Reports Record Q1 Revenue as Customer Demand Accelerates

Updating 2026 revenue outlook to at least $40 million supported by expanding customer activity across the Company’s quantum portfolio

LOUISVILLE, Colo.—(BUSINESS WIRE)--May 14, 2026— Infleqtion (NYSE: INFQ), (the “Company”) a global leader in quantum computing and quantum sensing powered by neutral-atom technology, today reported Q1 2026 revenue of $9.5 million, up 14% year over year. Q1 performance reflected continued execution across the Company’s quantum computing, sensing, and software portfolio, supported by expanding customer activity in national security, space, and hybrid quantum-AI applications.

First Quarter 2026 Financial Highlights

•	Record Q1 revenue of $9.5 million, up 14% year over year; 100% organic and 100% from quantum

•	GAAP loss from operations of $33.6 million

•	Non-GAAP loss from operations of $13.2 million, which excludes stock-based compensation, acquisition and integration costs and go-public transaction expenses

•	Net cash used in operations of $19.2 million with capital expenditures of $0.3 million

•	Cash, cash equivalents and available-for-sale securities of $569 million as of March 31, 2026

Updated 2026 Guidance

•	Increased revenue guidance for 2026 to at least $40 million supported by expanding customer activity across the Company’s quantum portfolio

Recent Milestones and Commercial Progress

•	Announced Infleqtion’s role as a collaborator on NASA JPL’s Quantum Gravity Gradiometer Pathfinder mission, supported by $20 million in contracts to date

•	Delivered upgraded quantum hardware for NASA’s Cold Atom Lab aboard the International Space Station building on Infleqtion’s quantum technology operating aboard the ISS since 2018

•

Announced availability of a first-of-its-kind partnership for quantum-enabled precision timing solution with Safran Electronics & Defense, integrating Infleqtion’s Tiqker™ quantum optical clock with Safran’s White Rabbit and SecureSync® systems to deliver resilient timing for mission-critical systems in GNSS-challenged environments

•

Announced the acceleration of Quantum Spectrum, the Company’s atom-based RF sensing platform, in response to growing customer interest. Quantum Spectrum was the second-largest contributor to sensing revenue, with multiple new customer programs addressing demand for trusted signals and resilient communication in contested environments

•

Expanded Infleqtion’s quantum software programs across defense, energy, and research customers, including a milestone win with the DARPA HARQ program. New engagements span compiler development, energy-grid optimization, and computational chemistry

•	Contracted with the U.S. Navy to advance Infleqtion’s Contextual Machine Learning software for RF signal processing, with development underway toward an integrated prototype

•

Selected for two U.S. Department of Energy programs to advance quantum computing applications in chemistry, materials science, and energy grid optimization, addressing markets representing trillions of dollars in global economic value

•

Advanced Infleqtion’s collaboration with NVIDIA through adoption of NVIDIA Ising AI models for quantum processor calibration and error-correction decoding on the Company’s Sqale neutral-atom quantum computer

•	Began trading on the NYSE under the symbol “INFQ” as the first publicly traded neutral-atom quantum computing company, marking a new chapter in the commercialization of quantum technology

“Q1 reinforced our confidence that quantum is gaining momentum as the market shifts toward deployable systems, real applications, and measurable customer value,” said Matt Kinsella, CEO of Infleqtion. “Across computing, sensing, and software, we are seeing expanding customer activity especially in national security, space, and hybrid quantum-AI applications. These trends support our updated full-year outlook and strengthen our confidence in the year ahead.”

“First quarter revenue of $9.5 million, up 14% year over year, is all organic and generated entirely from quantum products and software” said Ilan Hart, Chief Financial Officer of Infleqtion. “Our strong cash position gives us flexibility to invest in R&D and go-to-market capability ahead of market momentum while maintaining disciplined operating controls.”

Conference Call and Webcast Information

The Company will host a conference call at 4:30 PM Eastern Time May 14, 2026, to discuss financial results. The call will be webcast live on the Company’s Investor Relations website at https://ir.infleqtion.com/ in the News & Events section. An archived replay will be available shortly after the call.

Conference Call Details

Live Call

Domestic Dial-In: 1-877-869-3847

International Dial-In: 1-201-689-8261

Replay

Domestic Dial-In: 1-877-660-6853

International Dial-In: 1-201-612-7415

Conference ID: 13760305

Webcast Event URL: https://event.webcasts.com/starthere.jsp?ei=1761121&tp_key=0124651085

The replay will be available approximately three hours after the conclusion of the conference call through May 28, 2026.

Upcoming Speaking and Event Participation

•	J.P. Morgan Global Technology Conference - Wednesday, May 20 in Boston, MA

•	Canaccord Virtual Quantum Symposium - May 21, 2026

•	American Physical Society DAMOP Annual Meeting - June 1-5 in Providence, RI

•	Evercore Global TMT Conference - June 2 in San Francisco, CA

•	Quantum Fringe - June 10-12 in Edinburgh, Scotland

•	Economist Impact Commercializing Quantum Global 2026 - June 16-17 in London, UK

•	Global Quantum Forum – July 21-23 in Chicago, IL

Infleqtion, Inc.

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited; in thousands, except share and per share amounts)

	Three months ended March 31,
	2026	2025
Total revenue	$9,461	$8,303
Total cost of revenue	7,470	4,926
Gross profit	1,991	3,377
Research and development	9,951	5,167
Selling, general and administrative	26,320	5,784
Grant income	(705)	(624)

Loss from operations	(33,575)	(6,950)

Other income (expense):
Interest income	3,202	356
Other, net	110	609

Total other income, net	3,312	965

Loss before income taxes	(30,263)	(5,985)

Income tax expense (benefit)	—	—

Net loss	$(30,263)	$(5,985)

Other comprehensive income (loss):
Unrealized loss on available-for-sale securities	(882)	—
Foreign currency translation adjustment	(99)	416

Total other comprehensive (loss) income	(981)	416

Comprehensive loss	$(31,244)	$(5,569)

Net loss per share attributable to common stockholders - basic and diluted	$(0.26)	$(0.41)
Weighted average shares used in computing net loss per share attributable to common stockholders – basic and diluted	118,162,332	14,737,927

The accompanying notes are an integral part of these condensed consolidated financial statements

Infleqtion, Inc.

Condensed Consolidated Balance Sheets

(Unaudited; in thousands, except share and per share amounts)

	As of
	March 31, 2026 (Unaudited)	December 31, 2025
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$84,674	$11,694
Available-for-sale securities, current	358,866	34,318
Accounts receivable	6,858	9,543
Unbilled receivables	4,979	4,734
Inventories	4,869	4,299
Prepaid expenses and other current assets	4,630	10,036

Total current assets	464,876	74,624
Property and equipment, net	8,045	8,674
Operating lease right-of-use assets	4,680	4,923
Available-for-sale securities, non - current	125,117	17,157
Goodwill	9,315	9,315
Other assets	578	620

TOTAL ASSETS	$612,611	$115,313

LIABILITIES, CONVERTIBLE REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$3,718	$5,644
Accrued liabilities	9,803	8,610
Contract liabilities	8,942	6,871
Current portion of operating lease right-of-use liabilities	1,088	1,076
Deferred consideration payable, current	—	471

Total current liabilities	23,551	22,672
Operating lease liabilities, net of current portion	3,805	4,074

TOTAL LIABILITIES	27,356	26,746

Convertible Redeemable Preferred Stock:
Series Seed convertible redeemable preferred stock, $0.0001 par value per share	—	6,526
Series Seed II convertible redeemable preferred stock; $0.0001 par value per share	—	10,411
Series A convertible redeemable preferred stock, $0.0001 par value per share	—	36,658
Series B convertible redeemable preferred stock; $0.0001 par value per share	—	112,145
Series B-1 convertible redeemable preferred stock; $0.0001 par value per share	—	32,990
Series C convertible redeemable preferred stock; $0.0001 par value per share	—	71,733
Series C-1 convertible redeemable preferred stock; $0.0001 par value per share	—	26,351

Total Convertible Redeemable Preferred Stock	—	296,814

Commitments and contingencies (refer to note 9)
Stockholders’ Equity (Deficit):
Preferred stock: $0.0001 par value per share; 100,000,000 shares authorized; no shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	—	—
Common stock: $0.0001 par value per share; 1,400,000,000 shares authorized; 216,471,927 and 17,449,020 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	22	2
Additional paid-in capital	846,657	21,931
Accumulated deficit	(261,349)	(231,086)
Accumulated other comprehensive (loss) income	(75)	906

Total Stockholders’ Equity (Deficit)	585,255	(208,247)

Total Liabilities, Convertible Redeemable Preferred Stock and Stockholders’ Equity (Deficit)	$612,611	$115,313

The accompanying notes are an integral part of these condensed consolidated financial statements

Infleqtion, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited; in thousands)

	Three months ended March 31,
	2026	2025
Cash flows from operating activities
Net loss	$(30,263)	$(5,985)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	948	701
Stock-based compensation expense	8,293	1,118
Change in fair value of contingent obligation	631	—
Other non-cash operating adjustments	(742)	(328)
Changes in operating assets and liabilities:
Accounts receivable	2,658	1,931
Unbilled receivables	(255)	(2,699)
Inventories	(570)	(1,112)
Prepaid expenses and other current assets	181	675
Other assets	35	(13)
Accounts payable	(1,915)	2,507
Accrued liabilities	(216)	(2,492)
Contract liabilities	2,071	(1,070)
Operating lease right-of-use assets	189	127
Operating lease right-of-use liabilities	(204)	(332)

Net cash used in operating activities	(19,159)	(6,972)
Cash flows from investing activities
Purchases of available-for-sale securities	(444,153)	—
Maturities of available-for-sale securities	11,400	—
Purchases of property and equipment	(312)	(408)

Net cash used in) investing activities	(433,065)	(408)
Cash flows from financing activities
Proceeds from stock options exercised	771	371
Payment of offering costs	(3,306)	—
Proceeds from recapitalization, net of redemptions	528,166	—
Payment of cash consideration	(475)	(713)

Net cash provided by (used in) financing activities	525,156	(342)
Foreign currency translation	48	763

Net increase (decrease) in cash and cash equivalents and restricted cash	$72,980	$(6,959)
Cash, cash equivalents and restricted cash at beginning of period	$11,894	$48,142

Cash, cash equivalents and restricted cash at end of period	$84,874	$41,183

Supplemental non-cash disclosure of cash flow information
Conversion of preferred stock to common stock	$(296,814)	$—
Reclassification of deferred offering costs in connection with business combination	$(9,298)	$—
Unpaid offering costs	$786	$—
Unrealized gains or losses on available-for-sale securities	$(882)	$—

The accompanying notes are an integral part of these condensed consolidated financial statements

Infleqtion, Inc.

Reconciliation of Non-GAAP Financial Measures

(in thousands)

The following is a reconciliation of non-GAAP measures of Infleqtion, Inc. for the three months ended March 31, 2026 and 2025:

	Three Months ended March 31,
	2026	2025
Cost of Revenue	$7,470	$4,926
Adjustments:
Stock-based compensation	1,017	92
Acquisition and integration costs		—

Non-GAAP Cost of Revenue	$6,453	$4,834

	Three Months ended March 31,
	2026	2025
R&D	$9,951	$5,167
Adjustments:
Stock-based compensation	2,414	72
Acquisition and integration costs	—	—

Non-GAAP R&D	$7,537	$5,095

	Three Months ended March 31,
	2026	2025
SG&A	$26,320	$5,784
Adjustments:
Stock-based compensation	4,862	954
Acquisition and integration costs	631	—
Go-public transaction expenses	11,466	—

Non-GAAP SG&A	$9,361	$4,830

	Three Months ended March 31,
	2026	2025
Loss from operations	$(33,575)	$(6,950)
Adjustments:
Stock-based compensation	8,293	1,118
Acquisition and integration costs	631	—
Go-public transaction expenses	11,466	—

Non-GAAP operating loss	$(13,185)	$(5,832)

	Three Months ended March 31,
	2026	2025
Net loss	$(30,263)	$(5,985)
Adjustments:
Stock-based compensation	8,293	1,118
Acquisition and integration costs	631	—
Go-public transaction expenses	11,466	—

Non-GAAP Net loss	$(9,873)	$(4,867)

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws, including the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “anticipates,” “believes,”, “plans,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements. All statements, other than statements of historical facts, including without limitation statements regarding the Company’s expected 2026 revenue, business outlook, customer demand, commercial opportunities, and market momentum. These statements are based on Infleqtion’s current expectations, assumptions and projections as of the date of this release and are subject to risks and uncertainties that could cause actual results to differ materially and adversely. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Such risks and uncertainties include, without limitation, those related to Infleqtion’s ability to recognize anticipated benefits of its business combination with Churchill Capital Corp X; the implementation, market acceptance, and success of Infleqtion’s business model, growth strategy, and opportunities, and its ability to commercialize its quantum computing technology; the expected benefits of and ability to maintain and enter into new contracts, awards, and other relationships, partnerships, or collaborations with governments or government entities; the potential for quantum computing technology to achieve quantum advantages; the ability of Infleqtion’s products to meet government counterparties’ and customers’ technical requirements and compliance and regulatory needs; Infleqtion’s ability to obtain and maintain intellectual property protection and not infringe on the rights of others, and other risks and uncertainties described in Infleqtion’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update these forward-looking statements except as required by law.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures. Infleqtion believes these measures provide investors with additional insight into the underlying performance of the business. These non-GAAP financial measures should not be considered in isolation or as substitutes for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be computed in the same manner as similarly titled measures used by other companies.

“Non-GAAP operating loss” is defined as loss from operations adjusted to add back, when applicable, stock-based compensation, go-public transaction expenses, acquisition and integration costs, and impairment of assets and goodwill.

“Non-GAAP net loss” is defined as net loss adjusted to add back, when applicable, stock-based compensation, go-public transaction expenses, acquisition and integration costs, change in fair value of contingent consideration, change in fair value of SAFE liabilities, and impairment of assets and goodwill.

See “Reconciliation of Non-GAAP Financial Measures” in this press release for reconciliations of these non-GAAP measures to the most directly comparable GAAP measures.

About Infleqtion

Infleqtion, Inc. (NYSE: INFQ) is a global leader in quantum technology, delivering neutral-atom solutions for quantum computing, networking, sensing, and security. With a product portfolio spanning quantum computers, quantum optical clocks, RF receivers, and inertial sensors, Infleqtion’s full-stack approach combines high-performance hardware with the company’s proprietary Superstaq quantum computing software platform. Infleqtion’s systems are already in use by the U.S. Department of War, NASA, the U.K. government, and in multiple collaborations with NVIDIA. Infleqtion, in collaboration with NVIDIA, published the world’s first demonstration of a materials science application using logical qubits. With operations in the U.S., Europe, and Asia, Infleqtion meets the demands of government and commercial customers across the space, defense, energy, finance and telecommunications sectors. For more information, visit Infleqtion.com or follow Infleqtion on LinkedIn, YouTube, and X.

Investor Contact

Marcus Kupferschmidt

investors@infleqtion.com

Media Contact

Stephanie Knight

Solebury Strategic Communications

sknight@soleburystrat.com